UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

  PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of Earliest Event Reported):
                      March 28, 2007 (March 23, 2007)


                           Remote Dynamics, Inc.
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           (Exact name of registrant as specified in its charter)



     Delaware                     0-26140                   51-0352879
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(State or other                  (Commission              (I.R.S. Employer
 jurisdiction of                 File Number)           Identification No.)
 incorporation)


             200 Chisholm Place, Suite 120, Plano, Texas 75075
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                  (Address of principal executive offices)


                               (972) 395-5579
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                      (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02 Unregistered Sales of Equity Securities

On March 26, 2007, Remote Dynamics, Inc. (the "Company") closed on the third round of the previously disclosed Note and Warrant Purchase Agreement dated November 30, 2006. Gross proceeds provided by the third closing totaled $438,500. The third round closing conditions of filing an amendment to our Certificate of Incorporation making an increase in the number of our authorized shares of common stock to 575,000,000 and a one-for-fifty reverse stock split of our common stock were both waived by the investors.


Item 4.01 Changes in Registrant's Certifying Accountant

On March 23, 2007, upon approval of its Audit Committee, the Company dismissed KBA Group LLP ("KBA") as the Company's independent registered public accounting firm effective as of March 23, 2007.

KBA's report on the Company's consolidated financial statements as of August 31, 2006 contained an opinion regarding the substantial doubt about the ability of the Company to continue as a going concern. KBA's report on the Company's consolidated financial statements as of August 31, 2006 did not contain any other adverse opinion or a disclaimer of opinion and were not otherwise qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended August 31, 2006, and through November 30, 2006, there were no disagreements with KBA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KBA's satisfaction, would have caused KBA to make reference thereto in its reports on the financial statements for such years.

During the fiscal year ended August 31, 2006, and through November 30, 2006, there have been no "reportable events" as defined in
Item 304(a)(1)(iv) of Regulation S-B, except for the following material weaknesses:

     As of August 31, 2006, and through November 30, 2006, KBA advised the Audit Committee of the Company of internal control deficiencies relating to (i) insufficient personnel resources to affect timely financial close process; and (ii) insufficient personnel resources to effectively evaluate and resolve certain routine and non-routine and/or complex accounting transactions. These internal control weaknesses also constituted material weaknesses in our disclosure controls. The Company has committed to add sufficient personnel to properly segregate duties and to effect a timely, accurate preparation of the financial statements. We plan to have this implemented during the second quarter of 2007.

None of the events disclosed above led to a disagreement or difference of opinion between KBA and the Company.

KBA has been authorized to fully respond to any inquiries of the Company's future independent registered public accounting firm concerning such material weaknesses.

The Company has provided a copy of this Current Report on Form 8-K to KBA, and KBA has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. KBA's letter is attached hereto as Exhibit 16.1.

On March 23, 2007, the Company's Audit Committee engaged Chisholm, Bierwolf & Nilson, LLC as the Company's new independent registered public accounting firm.


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ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year

On March 27, 2007, the Company's Board of Directors approved a change in the Company's fiscal year end from August 31 to December 31. The Company intends to file a Form 10-KSB for the period beginning January 1, 2006 and ending December 31, 2006 in accordance with SEC rules.

ITEM 9.01 Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No. Description
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16.1        Letter furnished to the Company addressed to the Commission stating that KBA agrees with the statements made by the Company contained in this Form 8-K in response to Item 304(a) of Regulation S-K.





                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2007               REMOTE DYNAMICS, INC.
                                   By: /s/ Gary Hallgren
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                                   Name: Gary Hallgren
                                   Title: Chief Executive Officer














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